UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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SYMETRA MUTUAL FUNDS TRUST

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SYMETRA MUTUAL FUNDS TRUST

Symetra DoubleLine Total Return Fund
Symetra DoubleLine Emerging Markets Income Fund
Symetra Yacktman Focused Fund

November [26], 2013

Dear Contract Owner:

We are writing to notify you that a special meeting of the shareholders of each of the three funds named above (each, a “Fund” and, collectively, the “Funds”), each a separate investment portfolio of Symetra Mutual Funds Trust (the “Trust”), will be held on December [20], 2013, at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004, beginning at 9:00 a.m. pacific standard time (each, a “Meeting” and, collectively, the “Meetings”).

Symetra Life Insurance Company (“Symetra Life”), on behalf of its separate accounts (“Separate Accounts”), and Symetra Investment Management, Inc., the Trust’s investment adviser (the “Adviser”) (which owns shares purchased at the inception of each Fund to provide seed money for that Fund), are the only shareholders of record of the Funds.  However, as an owner of record of a variable annuity contract (a “variable contract”) investing in one or more of the Funds and a beneficial owner of shares of such Fund(s), you have the right to instruct Symetra Life as to the manner in which shares of the Funds attributable to your variable contract should be voted even if you later move your contract value to another fund.

As is more fully explained in the accompanying proxy statement, at each Meeting, shareholders of the relevant Fund will be asked to consider a plan to liquidate the Trust and the Fund and distribute the liquidation proceeds of the Fund to that Fund’s shareholders (the “Plan of Liquidation”).

Under the Plan of Liquidation, each Fund will, by the Liquidation Date (as defined in the Plan of Liquidation), (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends.  The Plan of Liquidation provides that as of the Liquidation Date, each Fund will (1) distribute its assets to its shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) proceed to terminate its existence.

At any time prior to the Liquidation Date, as long as the request is received in good order by 4:00 p.m. eastern standard time on the date before the Liquidation Date, you may transfer your contract value currently allocated to any of the Funds into other investment options available under your variable contract by following the procedures described in your variable contract prospectus.  You may also use the attached Transfer Request Form to instruct Symetra Life to transfer, on the Liquidation Date, your contract value currently allocated to any of the Funds into other investment options available under your variable contract.  The Transfer Request Form must be received in good order by 4:00 p.m. eastern standard time on the date prior to the Liquidation Date in order to ensure that it is processed on the Liquidation Date.  Immediately following the distribution of liquidation proceeds to shareholders, Symetra Life will reinvest the cash proceeds distributed to each of its Separate Accounts by transferring the proceeds from the subaccounts that held shares of the Funds to other subaccounts.  With respect to each variable contract, Symetra Life will transfer contract value from the subaccount(s) that held shares of the Funds to alternative subaccounts available under the variable contract pursuant to the owner's prior instructions included on the Transfer Request Form.

If you do not transfer your contract value or provide transfer instructions prior to the Liquidation Date, then immediately following the distribution of liquidation proceeds, Symetra Life will reinvest the cash proceeds attributable to your variable contract by transferring the proceeds from the subaccounts that held shares of the Funds to a subaccount that invests in shares of another fund, pursuant to the following schedule, selected by Symetra Life:  proceeds from the subaccount that invests in the Symetra DoubleLine Total Return Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO Total Return Portfolio (the “PIMCO VIT Total Return Portfolio”); proceeds from the subaccount that invests in the Symetra DoubleLine Emerging Markets Income Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO Emerging Markets Bond Portfolio (the “PIMCO VIT Emerging Markets Bond Portfolio”) (each of the PIMCO VIT Total Return Portfolio and the PIMCO VIT Emerging Markets Bond Portfolio are series of the PIMCO Variable Insurance Trust); and proceeds from the subaccount that invests in the Symetra Yacktman Focused Fund will be transferred to the subaccount that invests in Vanguard Variable Insurance Fund Equity Income Portfolio (the “Vanguard VIF Equity Income Portfolio,” a series of the Vanguard Variable Insurance Funds).  Collectively, the PIMCO VIT Total Return Portfolio, the PIMCO VIT Emerging Markets Bond Portfolio, and the Vanguard VIF Equity Income Portfolio are referred to as the “Replacement Funds” and each is a “Replacement Fund.”  More information about the Replacement Funds is contained in the accompanying proxy statement.  The accompanying proxy statement is also available at [http://______.]  This website also includes copies of the Transfer Request Form, the voting instruction card, and the Trust’s most recent shareholder report.

Therefore, a second reason that we are writing to you is to ask that you fill out the enclosed Transfer Request Form and return it to us prior to the Liquidation Date in order that we may transfer your contract value currently invested in each Fund to another investment option or options under your variable contract.  If you complete the enclosed Transfer Request Form and it is received in good order by 4:00 p.m. eastern standard time prior to the Liquidation Date, your contract value will be transferred on the Liquidation Date.  You may also transfer your contract value at any time prior to the Liquidation Date by following the procedures described in your variable contract prospectus.

The proposed liquidations are described in detail in the accompanying proxy statement, but here are some facts about the liquidations that may be useful to you as you vote:

2

1.
A liquidation of a Fund will have no impact on your right to transfer contract values among and between other investment options offered under your variable contract. At any time prior to the Liquidation Date for each Fund, as long as the request is received in good order by 4:00 p.m. eastern standard time on the date before the Liquidation Date, you may make one transfer of variable contract value out of each subaccount investing in a Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period free of charge.  If you do not provide transfer instructions prior to the applicable Liquidation Date and your contract value is transferred to one or more Replacement Funds, then for ninety (90) days following the Liquidation Date, you may make one transfer of contract value (that was moved as a result of the liquidation) out of each subaccount investing in a Replacement Fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period free of charge.

2.	A liquidation of a Fund will not alter your rights or the obligations of Symetra Life under your variable contract.

3.
A liquidation of a Fund, as well as contract value transfers in anticipation of or subsequent to a liquidation, will not create federal income tax liability for you in connection with your variable contract.

4.
If your contract value remains allocated to a Fund on the Liquidation Date and the enclosed Transfer Request Form has not been completed by you and received by Symetra Life in good order by 4:00 p.m. eastern standard time on the date prior to the Liquidation Date, a liquidation of a Fund will have the effect of transferring all amounts held in any subaccount currently investing in that Fund to the subaccount investing in the applicable Replacement Fund.  Therefore, your vote to approve the Plan of Liquidation is also, in effect, a vote in favor of such a transfer for you and other contract owners who do not submit a Transfer Request Form in good order.

The Adviser proposed the liquidations because the Funds have lacked investor interest, have failed to generate sufficient assets to operate efficiently, have significant and increasing fixed costs that, absent expense reimbursements and fee waivers from the Adviser, would be borne by investors at relatively high levels, and are not expected to achieve effective investment operations or economies of scale in the future, in the view of the Adviser.  As further described in the accompanying proxy statement, the Adviser considered other available alternatives but determined that liquidation presented the most appropriate option for Fund shareholders.

At a recent meeting, the Trust’s Board of Trustees (the “Board”) considered and discussed information provided by the Adviser regarding, among other things, the Funds’ asset levels, limited prospects for future growth, and expenses.  After carefully considering the merits of the Adviser’s proposed liquidation of the Funds, the Board determined that it is in the best interest of each Fund, its shareholders, and the variable contract owners indirectly invested in each Fund to liquidate each of the Funds and approved the Plan of Liquidation.  Among the factors considered by the Board in reaching this conclusion were the wide range of alternative investment options available to variable contract owners, the fact that variable contract owners will be encouraged to provide instructions to transfer contract value to alternative investment options, and the fact that transfers will not create adverse tax consequences for contract owners.  Thus, the Board unanimously recommends that you vote for the liquidation proposal applicable to your Fund(s).

3

Your vote is important.  Please take a moment now to provide us with your voting instructions.  Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope.  To request more information, please call us at 1-888-925-6446.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

Daniel R. Guilbert
President and Chief Executive Officer
Symetra Mutual Funds Trust

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SYMETRA MUTUAL FUNDS TRUST

Symetra DoubleLine Total Return Fund
Symetra DoubleLine Emerging Markets Income Fund
Symetra Yacktman Focused Fund

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
to be held on December [20], 2013

To owners of variable annuity contracts (“variable contracts”) issued by Symetra Life Insurance Company (“Symetra Life”) entitled to give voting instructions in connection with one or more of its separate accounts (the “Separate Accounts”):

Notice is hereby given that Special Meetings of Shareholders (each, a “Meeting” and, collectively, the “Meetings”) of Symetra DoubleLine Total Return Fund, Symetra DoubleLine Emerging Markets Income Fund, and Symetra Yacktman Focused Fund (each, a “Fund”) of  Symetra Mutual Funds Trust (the “Trust”) will be held on December [20], 2013, at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004, beginning at 9:00 a.m. pacific standard time.  Shareholders of each Fund will meet and vote separately at the Meeting of that Fund.

The Meetings will be held for the following purposes:

1a.
For Symetra DoubleLine Total Return Fund:  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described in the accompanying proxy statement;

1b.
For Symetra DoubleLine Emerging Markets Income Fund:  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described in the accompanying proxy statement;

1c.
For Symetra Yacktman Focused Fund:  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described in the accompanying proxy statement; and

2.	To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

Symetra Life, on behalf of the Separate Accounts, and Symetra Investment Management, Inc., the Trust’s investment adviser (the “Adviser”) (which owns shares purchased at the inception of each Fund to provide seed money for that Fund), are the only shareholders of the Funds.  However, Symetra Life hereby solicits and agrees to vote the shares of the Funds at the Meetings in accordance with timely instructions received from owners of variable contracts having contract values allocated to one or more Separate Accounts invested in such shares.  The Adviser will vote shares held by it in proportion (for, against or abstain) to those shares for which Symetra Life receives timely instructions from persons entitled to give voting instructions.

Shareholders of record at the close of business on November 14, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meetings.  As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct Symetra Life as to the manner in which shares of the Funds attributable to your variable contract should be voted.  Attached to this Notice is a Proxy Statement that describes the matters to be voted upon at the Meetings or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to Symetra Life.

The accompanying Proxy Statement is also available at [http://______.]  This website also includes copies of the Transfer Request Form, the Voting Instruction Card, and the Trust’s shareholder reports.

Your voting instructions are important.  Please provide your voting instructions as soon as possible to save the expense of additional solicitations.  You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Card(s).  Just follow the simple instructions that appear on your enclosed Voting Instruction Card(s).

By Order of the Board of Trustees,

Daniel R. Guilbert
President and Chief Executive Officer
Symetra Mutual Funds Trust
November __, 2013

SYMETRA MUTUAL FUNDS TRUST
777 108th Avenue NE, Suite 1200
Bellevue, WA  98004

November [26], 2013

PROXY STATEMENT FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON DECEMBER [20], 2013

This Proxy Statement is being furnished on behalf of the Board of Trustees (the “Board”) of Symetra Mutual Funds Trust (the “Trust”) by Symetra Life Insurance Company (“Symetra Life”) to owners of certain variable annuity contracts (“variable contracts”) issued by Symetra Life and having contract values on November [14], 2013 (the “Record Date”) allocated to subaccounts of certain separate accounts (the “Separate Accounts”) of Symetra Life invested in one or more of the following investment portfolios of the Trust: Symetra DoubleLine Total Return Fund, Symetra DoubleLine Emerging Markets Income Fund, and Symetra Yacktman Focused Fund (each, a “Fund” and, collectively, the “Funds”).

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of variable contracts for use at special meetings of holders of shares of each Fund (each, a “Meeting” and, collectively, the “Meetings”).  The Meetings will be held on December [20], 2013, at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004, beginning at 9:00 a.m. pacific standard time, for the purposes set forth below and in the accompanying Notice of Special Meetings.  Shareholders of each Fund will meet and vote separately at the Meeting of their Fund.  The approximate mailing date of this Proxy Statement and the Voting Instruction Card is November [26], 2013.

At each Meeting, and at any adjournment(s) thereof, the shareholders will be asked to vote on the following proposals (each, a “Proposal” and, collectively, the “Proposals”):

1a.
For Symetra DoubleLine Total Return Fund:  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described herein.

1b.
For Symetra DoubleLine Emerging Markets Income Fund:  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described herein.

1c.
For Symetra Yacktman Focused Fund:  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described herein.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Proposal 1a-1c will only be voted on by the shareholders of the applicable Fund.  Shareholders of the Funds will vote separately on each Proposal as identified in the table below.

Fund	1a	1b	1c
Symetra DoubleLine Total Return Fund	X
Symetra DoubleLine Emerging Markets Income Fund		X
Symetra Yacktman Focused Fund			X

The Trust was organized as a Delaware statutory trust under Delaware law on November 21, 2011.  The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is divided into three series, each series representing a fractional undivided interest corresponding to the three Funds named in this Proxy Statement. Each proposed liquidation would result in the liquidation of the relevant Fund and the proceeds of each such liquidation being distributed to the Adviser and to the Separate Accounts of Symetra Life.  Proceeds distributed to the Separate Accounts will be reinvested by Symetra Life in other investment options available under the variable contracts pursuant to transfer instructions timely received from variable contract owners or, for owners who do not provide timely transfer instructions, pursuant to the following schedule, selected by Symetra Life: proceeds from the subaccount that invests in the Symetra DoubleLine Total Return Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO Total Return Portfolio (the “PIMCO VIT Total Return Portfolio”); proceeds from the subaccount that invests in the Symetra DoubleLine Emerging Markets Income Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO Emerging Markets Bond Portfolio (the “PIMCO VIT Emerging Markets Bond Portfolio”) (each of the PIMCO VIT Total Return Portfolio and the PIMCO VIT Emerging Markets Bond Portfolio are series of the PIMCO Variable Insurance Trust, an open-end management investment company registered under the 1940 Act) and proceeds from the subaccount that invests in the Symetra Yacktman Focused Fund will be transferred to the subaccount that invests in Vanguard Variable Insurance Fund Equity Income Portfolio (the “Vanguard VIF Equity Income Portfolio,” a series of the Vanguard Variable Insurance Funds, an open-end management investment company registered under the 1940 Act).  Collectively, the PIMCO VIT Total Return Portfolio, the PIMCO VIT Emerging Markets Bond Portfolio, and the Vanguard VIF Equity Income Portfolio are referred to as the “Replacement Funds” and each is a “Replacement Fund.” More information about the Replacement Funds is contained below.

The Board has concluded that the Proposals are in the best interest of the owners of the variable contracts invested in the Funds and unanimously recommends that you instruct Symetra Life to vote “FOR” each Proposal.

Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by calling [1-800-796-3872] or by writing to Symetra Mutual Funds Trust, Attn:  [Secretary], [Address].  Copies of the Annual Report and Semi-Annual Report may also be found at [http://www.symetra.com/funds].

GENERAL VOTING INFORMATION

Symetra Life, on behalf of the Separate Accounts, and Symetra Investment Management, Inc., the Trust’s investment adviser (the “Adviser”) (which owns shares purchased at the inception of each Fund to provide seed money for that Fund), are the only shareholders of the Funds.  Each Separate Account is a segregated asset account established by Symetra Life and each is registered with the SEC under the 1940 Act as a unit investment trust.  Premiums paid by an owner of a variable contract may be allocated to one or more of the subaccounts of each Separate Account that invests in shares of the Funds.  Each subaccount invests in shares corresponding to a Fund.

This Proxy Statement is being furnished to the owners of the variable contracts on behalf of the Board in connection with the solicitation by Symetra Life of voting instructions from variable contract owners indirectly invested in each Fund in connection with a Meeting of the Fund’s shareholders to be held on December [20], 2013.  The Board has called the Meetings to consider the Proposals indicated on the cover page of the Proxy Statement.  Symetra Life will vote Fund shares at the relevant Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Separate Accounts.  The Adviser will vote shares held by it in proportion (for, against or abstain) to those shares for which Symetra Life receives timely instructions from persons entitled to give voting instructions.  Variable contract owners have the right to instruct Symetra Life as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the Record Date equal to the contract value on the Record Date under that owner’s variable contract allocated to the subaccount of each Separate Account holding the shares of the appropriate Fund.  All properly executed Voting Instruction Cards received by Symetra Life by the close of business on December [19], 2013 will be counted for purposes of voting at the Meetings.

Symetra Life will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those shares for which instructions are timely received.  If a Voting Instruction Card is received that does not specify a choice, Symetra Life will consider its timely receipt as an instruction to vote in favor of the Proposal to which it relates.  The Adviser will vote shares held by it in proportion (for, against or abstain) to those shares for which Symetra Life receives timely instructions from persons entitled to give voting instructions.  As a result of this voting process, a relatively small number of variable contract owners can determine the outcome of the votes.

Variable contract owners may revoke voting instructions given to Symetra Life at any time prior to the Meetings by notifying the Funds in writing at: Symetra Mutual Funds Trust, Attn:  [Secretary], [Address].

Solicitation of Voting Instructions

Voting instructions are being solicited by mail.  In addition to the solicitation of voting instructions by mail, officers and employees of Symetra Life or their affiliates may solicit voting instructions in person or by telephone.  All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser or its affiliates.

Variable contract owners should provide voting instructions by completing the enclosed Voting Instruction Card(s) and mailing it in the postage paid envelope to the address shown on the Voting Instruction Card(s).

Shareholder Information

The Board has fixed November 14, 2013 as the Record Date for the determination of shareholders entitled to receive notice of and to vote at the Meetings.

Symetra Life, 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004, on behalf of its Separate Accounts, and the Adviser (which purchased shares at the inception of each Fund to provide seed money for that Fund) are the only shareholders of the Funds.  Set forth below, as of the Record Date, is the number of shares outstanding, net asset value per interest, number of eligible votes to be cast at the Meetings with respect to each Fund, and the percentage of each Fund owned by Symetra Life’s True Variable Annuity.

As of the Record Date, officers and directors of the Trust beneficially owned shares of the Funds in the following amounts: [Insert Information]

Each officer or director of the Trust will vote shares beneficially owned by him or her in proportion (for, against, abstain) to those Shares for which Symetra Life receives timely instructions from persons entitled to give voting instructions.

Fund	Shares Outstanding	Net Asset Value Per Interest	Number of Eligible Votes	Percentage of Shares Held for Symetra Life True Variable Annuity Contract	Percentage of Shares Held by the Adviser as Seed Money
Symetra DoubleLine Total Return Fund
Symetra DoubeLine Emerging Markets Income Fund
Symetra Yacktman Focused Fund

Quorum

A quorum for a Fund must be present for the transaction of business at the Meeting for that Fund.  A quorum shall be present if at least thirty percent (30%) of the votes entitled to be cast are present either in person or by proxy.  Because Symetra Life, through the Separate Accounts, and the Adviser are the holders of record of all of the outstanding shares, each Fund expects all votes entitled to be cast to be present at the Meeting for that Fund.

Adjournments

If either (i) a quorum is not present at a Meeting for any Fund or (ii) a quorum is present but sufficient votes in favor of approving a Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of at least a majority of the shares of the Fund represented, in person or by proxy, at the Meeting to be adjourned.  The proxies will vote those proxies that they are required to vote for the Proposal in favor of such an adjournment and will vote those proxies required to be voted against the Proposal against such an adjournment.

Vote Required

The approval of a Proposal for each Fund requires the affirmative vote of a majority of all the votes entitled to be cast by shareholders of that Fund.  As noted above, Symetra Life, on behalf of the Separate Accounts, and the Adviser are the only shareholders of record of the Funds.  Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) do not represent votes cast for a Proposal or any other issue.  Thus, abstentions will effectively count as a “no” vote and broker non-votes will not be considered by Symetra Life when it determines how to vote its shares.

The appointed proxies will vote in their discretion on any other business that may properly come before the Meetings or any adjournments or postponements thereof.  Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

THE PROPOSALS

Summary

The Board has approved a plan of liquidation for the Trust with respect to each Fund (the “Plan”), pursuant to which each Fund would be liquidated and the liquidation proceeds of the Fund would be distributed to the Adviser and the appropriate Separate Accounts.  The Plan is attached to this Proxy Statement as Appendix A.

The Plan, if consummated, would result in (1) the liabilities (if any) of the relevant Fund being paid by the Fund, (2) the assets of the Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to the Separate Accounts and to the Adviser in proportion to their ownership in each Fund.  After the distribution of the liquidation proceeds, the Trust would terminate each Fund’s existence.

As to each Fund, Symetra Life intends to arrange for the transfer (as described below) of liquidation proceeds distributed to its Separate Accounts from subaccounts invested in the Fund to subaccounts investing in other investment options available under the variable contracts issued through that Separate Account.  Consequently, if variable contract owners vote to approve liquidation with respect to a Fund, the relevant Fund will be liquidated and Symetra Life will reinvest the liquidation proceeds applicable to each variable contract owner’s interest in that Fund either by purchasing shares of another investment option available under the owner’s variable contract according to transfer instructions timely provided by the variable contract owner or, if no instructions are timely provided, by purchasing shares of a Replacement Fund pursuant to the following schedule, selected by Symetra Life: proceeds from the subaccount that invests in the Symetra DoubleLine Total Return Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO VIT Total Return Portfolio; proceeds from the subaccount that invests in the Symetra DoubleLine Emerging Markets Income Fund will be transferred to the subaccount that invests in institutional class shares the PIMCO VIT Emerging Markets Bond Portfolio; and proceeds from the subaccount that invests in the Symetra Yacktman Focused Fund will be transferred to the subaccount that invests in the Vanguard VIF Equity Income Portfolio.

Approval of the Plan is being sought separately for each Fund and the liquidation of each Fund does not depend on the approval of the Plan of any other Fund.  If one or more of the Funds does not approve the Plan, then the Meeting for that Fund may be adjourned, as described above.  If the Meeting is not adjourned, or if the Plan is not approved at a reconvened meeting that is not also adjourned, then the Fund in question will not liquidate.  If a Fund does not liquidate, Symetra Life will not receive or reinvest any cash proceeds from that Fund, and the Board will consider what other action, if any, may be appropriate with respect to that Fund.

Reasons for the Proposed Liquidations

Since their inception, sales of the variable annuity contracts that offer the Funds have been slower than expected and the Funds have remained very small.  Currently, no Fund has more than $2 million in assets from variable contract owners.  As a result of their small size, the Funds have not achieved the asset size necessary for economies of scale or effective investment operations, in the view of the Adviser.  Their small asset size also results in fixed expenses remaining high relative to assets.  As a result, the Adviser, pursuant to an expense reimbursement and fee waiver agreement (the “Expense Reimbursement and Fee Waiver Agreement”), has reimbursed the Funds for expenses to the extent set forth therein, has paid for other of the Funds’ expenses out of its own assets, and has waived a portion of its management fee.  The Expense Reimbursement and Fee Waiver Agreement will expire on May 31, 2014.  The Adviser does not anticipate that the Funds’ asset size or cash flow situation will materially improve in the foreseeable future and has informed the Board that it does not intend to renew the Expense Reimbursement and Fee Waiver Agreement after it expires.  The Adviser considered various other alternatives with respect to the viability of the Funds but determined that liquidation presented the most appropriate option in light of the circumstances.  Therefore, the Adviser proposed to the Board that the Funds be liquidated.

Plan of Liquidation

Under the Plan, each Fund will, by the Liquidation Date (as defined in the Plan), (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends.  The Plan provides that as of the Liquidation Date, each Fund will (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) proceed to terminate its existence.

Immediately following the distribution of liquidation proceeds to shareholders, Symetra Life will reinvest the cash proceeds distributed to each Separate Account by transferring the proceeds from the subaccounts that held Fund shares to other subaccounts pursuant to the transfer instructions timely received from variable contract owners.  For variable contracts as to which the owner has not provided timely transfer instructions, Symetra Life will transfer liquidation proceeds attributable to a variable contract to the subaccount that invests in shares of the applicable Replacement Fund.

Variable contract owners will not incur any transfer fees or other variable contract charges under the Plan.  All expenses related to the solicitation of owner voting instructions, including the preparation of the Plan and this Proxy Statement, have been or will be paid by the Adviser or its affiliates.

Rationale for Selection of Replacement Funds

Symetra Life has identified Replacement Funds into which liquidation proceeds will be directed if a variable contract owner has not provided transfer instructions pursuant to one of the means described in this Proxy Statement prior to the Liquidation Date. The Replacement Funds have been chosen by Symetra Life to correspond, in the view of Symetra Life, to the investment objective, strategies and risk of each Fund.   The expenses of all of the Replacement Funds are lower than the expenses of their corresponding Funds.  The summary prospectus for each Replacement Fund is included with this Proxy Statement.

Comparison of Each Fund to its Replacement Fund

Comparison of Investment Objective and Principal Risks

Below is a comparison of the investment objectives, investment strategies and principal risks of each Fund and its corresponding Replacement Fund.  If the shareholders of a Fund approve the Plan, the Fund will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period.

The information below and further information about each Fund and Replacement Fund can be found in each Fund or Replacement Fund’s prospectus and statement of additional information (“SAI”).  You may obtain free copies of the Funds’ and the Replacement Funds’ prospectuses and SAIs at http://www symetra.com or by writing Symetra Mutual Funds Trust, Attn:  [Secretary], [Address].  You may also call Symetra Life at [1-800-796-3872] to request copies.

Symetra DoubleLine Total Return Fund and PIMCO VIT Total Return Portfolio

Investment Objectives and Principal Investment Strategies

Symetra DoubleLine Total Return Fund (Fund)	PIMCO VIT Total Return Portfolio (Replacement Fund)
Investment Objective: Seeks total return through both income and capital appreciation.	Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Strategies:  Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in debt securities. Under normal market conditions, the Fund invests more than half of its assets in mortgage-backed government securities, mortgage-backed securities collateralized by government securities, and privately-issued high grade mortgage-backed securities, including inverse floaters. The Fund also may invest up to 35%  of its assets in lower-rated bonds (commonly known as junk bonds), bank loans and assignments, and credit default swap agreements. Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrower and  one or more financial institutions may be in the form of participations in loans or assignments  of all or a portion of loans from third parties. Under normal market conditions, the Fund generally seeks a target weighted average effective duration of one to eight years, though actual duration may vary considerably from this target.

Portfolio securities may be sold at any time. Sales may occur when the Fund’s portfolio managers determine to take advantage of a better investment opportunity because the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer or if they believe it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

Principal Investment Strategies: The Replacement Fund invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Replacement Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of March 31, 2013 was 4.82 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Replacement Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Replacement Fund may invest in mortgage-related securities rated below B). The Replacement Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Replacement Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Replacement Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Replacement Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset backed securities, subject to applicable law and any other restrictions described in the Replacement Fund’s prospectus or Statement of Additional Information. The Replacement Fund may purchase and sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Replacement Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities. The Replacement Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Replacement Fund consists of income earned on the Replacement Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Comparison of Investment Objectives and Strategies

Both the Fund and the Replacement Fund have investment objectives that focus on total return, but there are differences in the strategies used to attain these objectives.  The Fund, under normal market conditions, pursues its investment objective by investing at least 80% of its net assets in debt securities and invests more than half of its assets in mortgage-backed securities.  Under normal circumstances, the Replacement Fund invests at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments, including bond and debt securities, of varying maturities.  The Fund can invest up to 35% of its assets in junk bonds, whereas the Replacement Fund can only invest up to 10% of its assets in junk bonds.  The Fund does not invest in foreign securities as part of its principal investment strategies, whereas the Replacement Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  Both the Fund and the Replacement Fund are considered diversified under the 1940 Act.

Principal Risks

The following chart indicates the principal risks associated with investing in the Fund and the Replacement Fund that are identified in each such fund’s most recent prospectus.

Type of Investment Risk	Symetra DoubleLine Total Return Fund (Fund)	PIMCO VIT Total Return Portfolio (Replacement Fund)
Convertible Securities Risk		X
Credit Risk	X	X
Credit Default Swap Risk	X
Currency Risk		X
Defaulted Securities Risk	X
Derivatives Risk		X
Emerging Market Country Risk		X

Equity Risk		X
Extension Risk	X
Foreign Investing Risk		X
High Yield (Junk Bond) Risk	X	X
Interest Rate Risk	X	X
Issuer Risk		X
Leveraging Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Risk	X	X
Mortgage-Backed Securities Risk	X	X
New Fund Risk	X
Prepayment Risk	X
Real Estate Risk	X
Reinvestment Risk	X
Short Sale Risk		X
U.S. Government Issuer Risk	X

Symetra DoubleLine Emerging Markets Income Fund and PIMCO VIT Emerging Markets Bond Portfolio

Investment Objectives and Principal Investment Strategies

Symetra DoubleLine Emerging Markets Income Fund (Fund)	PIMCO VIT Emerging Markets Bond Portfolio (Replacement Fund)
Investment Objective: Seeks total return through both income and capital appreciation.	Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Strategies:  Under normal market conditions the Fund pursues its investment objective by investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in debt securities of foreign issuers that are located in emerging market countries or whose securities are traded in emerging markets. The Fund generally maintains investments in securities of issuers in at least four emerging market countries. Nonetheless, the Fund is not a diversified mutual fund under the 1940 Act. In allocating investments among various emerging market countries, DoubleLine Capital LP, the Fund’s sub-adviser (“Sub-Adviser”), attempts to analyze various internal economic, market and political factors, including the following:  (1) public finance, (2) monetary policy, (3) external accounts, (4) financial markets, (5) regulation of foreign investments, (6) exchange rate policy, and (7) labor conditions.

An emerging market country is a country that, at the time the Fund invests in the related debt instruments, is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing major emerging market securities indexes.

Principal Investment Strategies: The Replacement Fund invests under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Replacement Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Replacement Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Replacement Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Replacement Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Replacement Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest without limitation in lower-rated securities, commonly known as junk bonds, and may invest up to 20% of its assets in defaulted corporate securities when the Sub-Adviser believes that the restructured enterprise valuation or liquidation valuation may significantly exceed current market valuations. In addition, the Fund may invest in defaulted foreign government debt securities where the Sub-Adviser believes that the expected debt sustainability of the country exceeds current market valuations. In order to hedge the Fund’s portfolio, as well as for investment purposes, the Fund may purchase or sell options on securities in which it may invest and invest in interest rate futures contracts, options on interest rate futures contracts, structured notes, foreign currency futures contracts, foreign currency forward contracts and enter into swap agreements (including credit default swaps).

Under normal market conditions, the Fund generally seeks a target weighted average effective duration of two to eight years, though actual duration may vary considerably from this target.

Portfolio securities may be sold at any time. Sales may occur when the Fund’s portfolio manager perceives deterioration in the credit fundamentals of the issuer, the portfolio manager believes there are negative macro geo-political considerations that may affect the issuer, the portfolio manager determines to take advantage of a better investment opportunity or the individual security has reached the portfolio manager’s sell target.

The Replacement Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Replacement Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Replacement Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Replacement Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Replacement Fund consists of income earned on the Replacement Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Replacement Fund may also invest up to 10% of its total assets in preferred stocks.

Comparison of Investment Objectives and Strategies

Both the Fund and the Replacement Fund have investment objectives that focus on total return, but there are differences in the strategies used to attain these objectives.  Both funds invest in emerging markets debt securities, including fixed income instruments.  The Fund has a principal investment strategy of investing, under normal market conditions, at least 80% of its assets in debt securities of foreign issuers that are located in emerging market countries or whose securities are traded in emerging markets, while the Replacement Fund has a principal investment strategy of investing, under normal circumstances, at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.  Both Funds are considered non-diversified under the 1940 Act and each may utilize derivative instruments.

Principal Risks

The following chart indicates the principal risks associated with investing in the Fund and the Replacement Fund that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Symetra DoubleLine Emerging Market Income Fund (Fund)	PIMCO VIT Emerging Markets Bond Portfolio (Replacement Fund)
Active Trading Risk	X
Counterparty Credit Risk	X
Credit Risk	X	X
Defaulted Securities Risk	X
Derivatives Risk	X	X
Emerging Market Country Risk	X	X
Equity Risk		X
Foreign Currency Risk	X	X
Foreign Investing Risk	X	X
High Yield (Junk Bond) Risk	X	X
Interest Rate Risk	X	X
Issuer Risk		X
Leveraging Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Risk	X	X
Mortgage-Backed Securities Risk		X
New Fund Risk	X
Non-Diversification Risk	X	X
Short Sale Risk		X

Symetra Yacktman Focused Fund and Vanguard VIF Equity Income Portfolio

Investment Objectives and Principal Investment Strategies

Symetra Yacktman Focused Fund (Fund)	Vanguard VIF Equity Income Portfolio (Replacement Fund)
Investment Objective: Seeks long-term capital appreciation and, to a lesser extent, income.	Investment Objective: Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.
Principal Investment Strategies:  Under normal market conditions, the Fund pursues its investment objective by investing a majority of its assets in common stock of U.S. issuers. Some, but not all, Fund holdings may pay dividends. Yacktman Asset Management, L.P., the Fund’s sub-adviser (“Sub-Adviser”) seeks to purchase “growth” oriented issuers at low prices relative to value. Through this approach, it attempts to combine the best features of “growth” and “value” investing. The Fund is a non-diversified fund and generally will hold securities of fewer issuers than the typical equity mutual fund. Consistent with this, although the Fund invests in issuers of any size market capitalization, the Sub-Adviser prefers larger companies to smaller ones.

The Fund may invest up to 20% of its assets in equity securities of foreign issuers. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). The Fund may also invest up to 20% of its assets in debt securities, including lower-rated securities (commonly referred to as junk bonds). The Fund does not seek to align itself with any benchmark, but rather is opportunistic in seeking attractively-priced securities that represent predictable, quality investments, while protecting capital. As a result, the Fund may experience periods when it is very selective about investments and hold more cash than other equity mutual funds. Consistent with this, the Fund may underperform its peers in strong equity markets and outperform them in weaker markets.

The Sub-Adviser generally looks for issuers with one or more of the following characteristics:  (1) sound business prospects, (2) shareholder-oriented management, and (3) securities with a low purchase price. In the Sub-Adviser’s view:

• Companies with sound business prospects exhibit one or more of the following characteristics:  (a) high market share in principal product/service lines, (b) high cash return on tangible assets, (c) relatively low capital requirements resulting in cash flow during growth periods, (d) long product cycles combined with short customer purchase cycles, and (e) unique franchise characteristics.

Principal Investment Strategies: The Replacement Fund invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Replacement Fund will invest at least 80% of its assets in equity securities. The Replacement Fund’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Replacement Fund uses multiple investment advisors.

• Companies with shareholder oriented management exhibit one or more of the following characteristics:  (a) reinvest in the business yet generate excess cash, (b) make synergistic acquisitions, and (c) purchase their own stock when its price is low.

•  A company has an attractively low stock price if the price has either of the following characteristics:  (a) the market capitalization is less than what the Sub-Adviser would pay for the entire company, or (b) the price is volatile and not correlated with changes in the company’s fundamental performance.

The Fund sells companies that no longer meet its investment criteria, or if better investment opportunities are available.

Comparison of Investment Objectives and Strategies

Both the Fund and the Replacement Fund have investment objectives that focus on long-term capital appreciation, but there are differences in the strategies used to attain these objectives.  The Replacement Fund invests in common stocks of medium-size and large companies, whereas the Fund invests in issuers of any market capitalization with a preference for larger companies.  The Fund seeks to purchase “growth” oriented issuers at low prices relative to value.  Through this approach, it attempts to combine the best features of “growth” and “value” investing.  The Replacement Fund generally looks for companies that are committed to paying dividends consistently.  Some, but not all, Fund holdings may pay dividends.  The Fund can invest in securities of foreign issuers, whereas investment in securities of foreign issuers is not part of the Replacement Fund’s principal investment strategies.  The Replacement Fund is considered diversified under the 1940 Act, whereas the Fund is considered non-diversified.

Principal Risks

The following chart indicates the principal risks associated with investing in the Fund and the Replacement Fund that are identified in such fund’s most recent prospectus.

Type of Investment Risk	Symetra Yacktman Focused Fund (Fund)	Vanguard VIF Equity Income Portfolio (Replacement Fund)
Credit Risk	X
Foreign Currency Risk	X
Foreign Investing Risk	X
Interest Rate Risk	X
Investment Style Risk		X
Junk Bond Risk	X
Management Risk	X	X
Market Risk	X	X
New Fund Risk	X
Non-Diversification Risk	X
Smaller Capitalization Companies Risk	X
Value Investing Risk	X

Explanation of Principal Risks

Active Trading Risk – Active trading risk, also called “high portfolio turnover,” is the risk that active trading may result in higher brokerage costs or mark-up charges, as compared to a fund that trades less frequently, which may negatively affect a fund’s performance.

Convertible Securities Risk – As convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Counterparty Credit Risk – A fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. A fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to a fund, this default will cause the value of your investment in the fund to decrease. Swap agreements also may be considered to be illiquid.

Credit Risk – Credit risk is the risk that a fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.  Even if an issuer of a debt security is able to make interest or principal payments, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a fund’s investment in that issuer by leading to greater volatility in the price of the security.

Credit Default Swap Risk - In a credit default swap transaction, both a fund and its counter-party are exposed to the risk of default by the other. In addition, the terms of most credit default swap transactions require little or no initial investment by the seller in relation to the notional amount of the swap and the corresponding risk. Therefore, small changes in the market value of the reference security or group of securities may produce disproportionate and substantial losses for the seller.

Defaulted Securities Risk – There is a high level of uncertainty regarding the repayment of defaulted securities and obligations of distressed issuers.

Derivatives Risk - Derivatives are securities, such as futures contracts, whose values are derived from those of other securities or indices. A fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments. Derivative securities are subject to a number of risks including liquidity, interest rate, market, credit and management risks, the risk of improper valuation, illiquidity of the derivatives, imperfect correlations with underlying investments or a fund’s other portfolio holdings, lack of availability and Counterparty Credit Risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. An investment in derivatives may not perform as anticipated by the investment adviser, and may not be able to be closed out at a favorable time or price. An investment in derivatives may also increase a fund’s volatility and create investment leverage. When a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or, when used for hedging purposes, derivatives may not provide the anticipated protection, causing a fund to lose money on both the derivatives transaction and the exposure the fund sought to hedge.

Emerging Market Country Risk – Emerging markets countries are subject to magnified Foreign Investing Risk due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

Equity Risk - The risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Extension Risk - Extension risk is the possibility that rising interest rates may cause prepayments on obligations to occur at a slower than expected rate, causing the value of the obligation to fall. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, an obligation may be subject to redemption at the option of the issuer. If an obligation held by a fund is called for redemption, the fund will be required to permit the issuer to redeem or pay-off the obligation, which could have an adverse effect on the fund’s ability to achieve its investment objective.

Foreign Currency Risk – The U.S. dollar value of securities of foreign issuers traded in foreign currencies (and any dividends and interest earned) held by a fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect a fund.

Foreign Investing Risk – The securities of foreign issuers may be less liquid, more difficult to value and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S.  Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy and foreign companies may be subject to nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.  A fund that invests in securities of foreign issuers may result in the fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

High Yield (Junk Bond) Risk – The risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks.  High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate Risk – In general, the value of bonds and other debt securities falls when interest rates rise. Generally, the longer the duration of a debt security, the greater is the negative effect on its value when rates increase. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

Investment Style Risk - The chance that returns from mid- and large-capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks.

Issuer Risk - The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk – Certain investments by a fund, such as reverse repurchase agreements or use of forward commitment transactions, may involve leverage, which may have the effect of increasing the volatility of the fund’s portfolio, and the risk of loss in excess of invested capital.

Liquidity Risk – In certain circumstances, low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent a fund from selling securities or closing any derivative positions within a reasonable time at desirable prices or achieving its desired level of exposure to a certain sector. In addition, the ability of a fund to assign an accurate daily value to certain investments may be difficult, and the investment adviser may be required to fair value the investments.

Management Risk – The risk that a portfolio manager’s management practices, investment strategies, risk analyses and choice of investments might not work to produce the desired results and a fund might underperform other comparable funds.  Legislative, regulatory, or tax developments may affect the investment techniques available to the individual portfolio manager in connection with managing a fund. There is no guarantee that the investment objective of a fund will be achieved.

Market Risk – The prices of the securities in which a fund invests may decline for a number of reasons, including in response to economic or political developments and perceptions about the creditworthiness of individual issuers or other issuer-specific events, and factors affecting securities markets generally or particular industries.  Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Mortgage-Backed Securities Risk – Borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities may default or otherwise fail and, during periods of falling interest rates, mortgage-backed securities may be paid off by the obligor more quickly than originally anticipated (this is known as Prepayment Risk), which may result in a fund having to reinvest proceeds in other investments at a lower interest rate (this is also known as Reinvestment Risk). During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security (this is known as Extension Risk). Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.  Investing in mortgage-related and other asset-backed securities subjects a fund to interest rate risk, extension risk and prepayment risk.

New Fund Risk – The Fund recently commenced operations and has a limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size. If the Fund does not grow to or maintain an economically viable size, the Board may consider various alternatives, including the liquidation of the Fund or the merger of the Fund into another mutual fund.

Non-Diversification Risk –A non-diversified investment company will likely invest in fewer securities than diversified investment companies and its performance may be more volatile.  The fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. If the securities in which the fund invests perform poorly, the fund could incur greater losses than it would have had it invested in a greater number of securities.

Prepayment Risk - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a fund may have to invest the proceeds in securities with lower yields (this is known as Reinvestment Risk).

Real Estate Risk – Real estate-related investments including investments in REITs and real-estate linked derivative instruments, may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in interest rates, changes in property taxes and operating expenses, levels of occupancy, losses form casualty and condemnation, regulatory limitations on rents, changes in supply and demand, and local and regional market conditions.  A fund’s investments in REITs or real-estate linked derivative instruments subject it to management and tax risks.

Reinvestment Risk - When an obligation held in a fund’s portfolio is paid off, the fund may have to invest the proceeds in other investments with lower interest yields.

Short Sale Risk - The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Smaller Capitalization Companies Risk - Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments. The stocks of smaller capitalization companies tend to be less liquid and have less trading volume than stocks of larger capitalization companies and this could make it difficult to sell securities of smaller capitalization companies at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller-capitalization companies underperform.

U.S. Government Issuer Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Value Investing Risk - Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause a fund to at times underperform equity funds that use other investment strategies.

Performance and Fee Comparison

Symetra DoubleLine Total Return Fund and PIMCO VIT Total Return Portfolio

Comparison of Performance Information

The past performance of the Institutional Class Shares of the PIMCO VIT Total Return Portfolio is shown below compared to the applicable benchmark index for the periods ended December 31, 2012.  The Symetra DoubleLine Total Return Fund is not included in this comparison because it did not have a full calendar year of performance as of December 31, 2012.  The performance of the Symetra DoubleLine Total Return Fund and the institutional class shares of the PIMCO VIT Total Return Portfolio are compared below for the periods ended September 30, 2013.  The information shows how the performance of each fund has varied and provides some indication of the risks of investing in each fund. Past performance is not indicative of future performance.  For more information concerning the performance of each fund, please refer to the applicable prospectus, SAI and shareholder reports of each fund.

Average Annual Total Returns (For Periods Ended December 31, 2012)	1 Year	5 Years	10 Years
PIMCO VIT Total Return Portfolio – Institutional Class Shares	9.76%	8.13%	6.62%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.18%

Total Returns (For Periods Ended September 30, 2013)	1 Year	Since Inception of Symetra Funds (5/30/2012)
Symetra DoubleLine Total Return Fund	2.51%	9.15%
PIMCO VIT Total Return Portfolio – Institutional Class Shares	-0.90%	3.12%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	-1.68%	0.04%

Comparison of Fees and Expenses

The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Fund with the expense ratios of the Institutional Class Shares of the Replacement Fund.  Estimated pro forma expense ratios of the Replacement Fund giving effect to the Plan would be the same as or lower than those shown below for the Replacement Fund.  The table does not include any fees or other expenses of any variable contract; if it did, overall fees and expenses would be higher for each fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Fund	Replacement Fund- Institutional Class
Management Fees	0.55%	0.50%
Other Expenses	1.27%(1)	0.00%
Acquired Fund Fees and Expenses	0.02%(2)	0.00%
Total Annual Fund Operating Expenses	1.84%	0.50%
Less: Fee Waiver and Expense Reimbursement	(1.19%)(3)	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.65%	0.50%

(1)
“Other Expenses” shown differ from the ratios shown in the Fund’s financial highlights due to the impact of the closure of several funds of the Trust as well as accounting for the Fund’s expenses over a full one-year period.

(2)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund in which the Fund invests.  The Fund’s proportionate share of these operating expenses is reflected under “Acquired Fund Fees and Expenses.”

(3)	The Adviser to the Fund has contractually agreed to waive 0.05% of its management fee (the “Fee Waiver”) and also agreed to pay Fund expenses in order to limit the Fund’s Other Expenses (excluding interest, taxes, brokerage commissions, capitalized expenditures, expenses related to short sales, expenses related to directed brokerage arrangements, acquired fund fees and expenses, and extraordinary expenses) to 0.13% of the average daily net assets of the Fund (the “Expense Cap”). The Fee Waiver and the Expense Cap will remain in effect through at least May 31, 2014, and may be terminated before then only by the Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, as long as the Fund can make the repayment while remaining within its Expense Cap.

Expense Example

This Example is intended to help you compare the costs of investing in the Fund and Institutional Class Shares of the Replacement Fund with the cost of investing in other mutual funds.  All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Separate Account that invests in shares of a Fund or Institutional Class Shares of the Replacement Fund were redeemed at the end of those time periods.  The Example also assumes that each of the Fund and Replacement Fund has a 5% return each year and that the operating expenses remain the same (taking into account the Expense Cap and Fee Waiver, which only applies to the Fund, only in the first year).  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Symetra DoubleLine Total Return Fund (Fund)	$66	$463	$884	$2,061
PIMCO VIT Total Return Portfolio (Replacement Fund) – Institutional Class Shares	$ 51	$ 160	$ 280	$ 628

Symetra DoubleLine Emerging Markets Income Fund and PIMCO VIT Emerging Markets Bond Portfolio

Comparison of Performance Information

The past performance of the Administrative Class Shares of the PIMCO VIT Emerging Markets Bond Portfolio is shown below compared to the applicable benchmark index for the periods ended December 31, 2012.  The Symetra DoubleLine Emerging Markets Income Fund is not included in this comparison because it did not have a full calendar year of performance as of December 31, 2012.  The performance of the Symetra DoubleLine Emerging Markets Income Fund and the Institutional Class Shares of the PIMCO VIT Emerging Markets Bond Portfolio are compared below for the periods ended September 30, 2013.

In the first comparison, the Administrative Class is shown instead of the Institutional Class (which is the class that will be used as a Replacement Fund) because the Institutional Class does not currently have a full calendar year of performance.  Although the Institutional Class and Administrative Class would have substantially similar annual returns (because they represent interests in the same portfolio of securities), Institutional Class and Administrative Class performance would differ to the extent that the Institutional Class has lower expenses.  The information shows how the performance of each fund has varied and provides some indication of the risks of investing in each fund. Past performance is not indicative of future performance.  For more information concerning the performance of each fund, please refer to the applicable prospectus, SAI and shareholder reports of each fund.

Average Annual Total Returns (For Periods Ended December 31, 2012)	1 Year	5 Years	10 Years
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class (before taxes)	17.87%	9.40%	11.46%
JPMorgan Emerging Markets Bond Index (EMBI) Global (reflects no deduction for fees, expenses or taxes)	18.54%	10.47%	11.56%

Total Returns (For Periods Ended September 30, 2013)	1 Year	Since Inception of Symetra Funds (5/30/2012)
Symetra DoubleLine Emerging Markets Income Fund	-2.76%	1.84%
PIMCO VIT Emerging Markets Bond Portfolio – Institutional Class Shares (before taxes)	-3.98%	4.79%
JPMorgan Emerging Markets Bond Index (EMBI) Global (reflects no deduction for fees, expenses or taxes)	-4.34%	5.62%

Comparison of Fees and Expenses

The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Fund with the expense ratios of the Institutional Class Shares of the Replacement Fund.  Estimated pro forma expense ratios of the Replacement Fund giving effect to the Plan would be the same as or lower than those shown below for the Replacement Fund.  The table does not include any fees or other expenses of any variable contract; if it did, overall fees and expenses would be higher for each fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Fund	Replacement Fund- Institutional Class
Management Fees	0.90%	0.85%
Other Expenses	1.34%(1)	0.00%
Total Annual Fund Operating Expenses	2.24%	0.85%
Less: Fee Waiver and Expense Reimbursement	(1.26%)(2)	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.98%	0.85%

(1)
“Other Expenses” shown differ from the ratios shown in the Fund’s financial highlights due to the impact of the closure of several funds of the Trust as well as accounting for the Fund’s expenses over a full one-year period.

(2)
The Adviser to the Fund has contractually agreed to waive 0.05% of its management fee (the “Fee Waiver”) and also agreed to pay Fund expenses in order to limit the Fund’s Other Expenses (excluding interest, taxes, brokerage commissions, capitalized expenditures, expenses related to short sales, expenses related to directed brokerage arrangements, acquired fund fees and expenses, and extraordinary expenses) to 0.13% of the average daily net assets of the Fund (the “Expense Cap”). The Fee Waiver and the Expense Cap will remain in effect through at least May 31, 2014, and may be terminated before then only by the Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, as long as the Fund can make the repayment while remaining within its Expense Cap.

Expense Example

This Example is intended to help you compare the costs of investing in the Fund and Institutional Class Shares of the Replacement Fund with the cost of investing in other mutual funds.  All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Separate Account that invests in shares of a Fund or Institutional Class Shares of the Replacement Fund were redeemed at the end of those time periods.  The Example also assumes that each of the Fund and Replacement Fund has a 5% return each year and that the operating expenses remain the same   (taking into account the Expense Cap and Fee Waiver, which only applies to the Fund, only in the first year).    Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Symetra DoubleLine Emerging Markets Income Fund (Fund)	$100	$579	$1,085	$2,476
PIMCO VIT Emerging Markets Bond Portfolio (Replacement Fund) – Institutional Class Shares	$ 87	$ 271	$ 471	$ 1,049

Symetra Yacktman Focused Fund and Vanguard VIF Equity Income Portfolio

Comparison of Performance Information

The past performance of the Vanguard VIF Equity Income Portfolio is shown below compared to applicable benchmark indexes for the periods ended December 31, 2012.  The Symetra Yacktman Focused Fund is not included in this comparison because it did not have a full calendar year of performance as of December 31, 2012.   The performance of the Symetra Yacktman Focused Fund and the Vanguard VIF Equity Income Portfolio are shown below for the periods ended September 30, 2013.  The information shows how the performance of each fund has varied and provides some indication of the risks of investing in each fund. Past performance is not indicative of future performance.  For more information concerning the performance of each fund, please refer to the applicable prospectus, SAI and shareholder reports of each fund.

Average Annual Total Returns (For Periods Ended December 31, 2012)	1 Year	5 Years	10 Years
Vanguard VIF Equity Income Portfolio	13.40%	2.96%	7.92%
FTSE High Dividend Yield Index (reflects no deductions for fees or expenses)	12.75%	2.60%	---
Spliced Equity Income Index (reflects no deductions for fees or expenses)	12.75%	2.60%	8.60%
Variable Insurance Equity Income Funds Average	14.86%	0.96%	6.86%

Total Returns (For Periods Ended September 30, 2013)	1 Year	Since Inception of Symetra Funds (5/30/2012)
Symetra Yacktman Focused Fund	18.35%	28.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	19.34%	31.87%
Vanguard VIF Equity Income Fund	19.48%	32.16%
FTSE High Dividend Yield Index (reflects no deductions for fees or expenses)	17.74%	30.44%

Comparison of Fees and Expenses

The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Fund with the expense ratios of the Replacement Fund.  Estimated pro forma expense ratios of the Replacement Fund giving effect to the Plan would be the same as or lower than those shown below for the Replacement Fund.  The table does not include any fees or other expenses of any variable contract; if it did, overall fees and expenses would be higher for each fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Fund	Replacement Fund
Management Fees	1.00%	0.29%
Other Expenses	1.30%(1)	0.04%
Acquired Fund Fees and Expenses	0.02%(2)	0.00%
Total Annual Fund Operating Expenses	2.32%	0.33%
Less: Fee Waiver and Expense Reimbursement	(1.23%)(3)	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.09%	0.33%

(1)
“Other Expenses” shown differ from the ratios shown in the Fund’s financial highlights due to the impact of the closure of several funds of the Trust as well as accounting for the Fund’s expenses over a full one-year period.

(2)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund in which the Fund invests.  The Fund’s proportionate share of these operating expenses is reflected under “Acquired Fund Fees and Expenses.”

(3)
The Adviser to the Fund has contractually agreed to waive 0.05% of its management fee (the “Fee Waiver”) and also agreed to pay Fund expenses in order to limit the Fund’s Other Expenses (excluding interest, taxes, brokerage commissions, capitalized expenditures, expenses related to short sales, expenses related to directed brokerage arrangements, acquired fund fees and expenses, and extraordinary expenses) to 0.12% of the average daily net assets of the Fund (the “Expense Cap”). The Fee Waiver and the Expense Cap will remain in effect through at least May 31, 2014, and may be terminated before then only by the Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, as long as the Fund can make the repayment while remaining within its Expense Cap.

Expense Example

This Example is intended to help you compare the costs of investing in the Fund and the Replacement Fund with the cost of investing in other mutual funds.  All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses you would pay if all of your interests in a Separate Account that invests in shares of a Fund or Replacement Fund were redeemed at the end of those time periods.  The Example also assumes that each of the Fund and Replacement Fund has a 5% return each year and that the operating expenses remain the same (taking into account the Expense Cap and Fee Waiver, which only applies to the Fund, only in the first year).  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Symetra Yacktman Focused Fund (Fund)	$111	$606	$1,128	$2,561
Vanguard VIF Equity Income Portfolio (Replacement Fund)	$ 34	$ 106	$ 185	$ 418

Effects on Variable Contract Owners

The Plan, if commenced, will not in any way affect variable contract owners’ rights or the obligations of Symetra Life under the variable contracts.  At any time prior to the Liquidation Date for each Fund, as long as the request is received in good order by 4:00 p.m. eastern standard time on the date before the Liquidation Date, variable contract owners may make one transfer of variable contract value out of each subaccount investing in that Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period free of charge.  Variable contract owners may also use the attached Transfer Request Form to instruct Symetra Life to transfer, on the Liquidation Date, contract value currently allocated to any of the Funds into other investment options available under the variable contract.  The Transfer Request Form must be received in good order by 4:00 p.m. eastern standard time on the date prior to the Liquidation Date in order to ensure that it is processed on the liquidation date.  All transfers completed pursuant to the Transfer Request Form will also be free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period free of charge.

If a variable contract owner does not transfer contract value or provide transfer instructions prior to a liquidation, then Symetra Life will immediately reinvest liquidation proceeds attributable to the owner’s variable contract pursuant to the following schedule, selected by Symetra Life: proceeds from the subaccount that invests in the Symetra DoubleLine Total Return Fund will be transferred to the subaccount that invests in the institutional class shares of the PIMCO VIT Total Return Portfolio; proceeds from the subaccount that invests in the Symetra DoubleLine Emerging Markets Income Fund will be transferred to the subaccount that invests in the institutional class shares of the PIMCO VIT Emerging Markets Bond Portfolio; and proceeds from the subaccount that invests in the Symetra Yacktman Focused Fund will be transferred to the subaccount that invests in Vanguard VIF Equity Income Portfolio.  However, for ninety (90) days following the Liquidation Date, such variable contract owners may make one transfer of contract value (that was moved as a result of the liquidation) out of each subaccount investing in a Replacement Fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period free of charge.

Furthermore, the Trust has been advised by Symetra Life that, if carried out, the Plan, followed by the transfers of variable contract value to alternative subaccounts of each Separate Account, will not create any federal income tax liability for variable contract owners.

In seeking to enable variable contract owners to make their own investment decisions as to the reinvestment of their contract values allocated to the Funds, Symetra Life is requesting not only voting instructions as to the approval or disapproval of the Plan, but is also requesting transfer instructions from variable contract owners as to the reinvestment of their contract values currently allocated to the subaccount of a Separate Account currently invested in shares of a Fund.  As of the liquidation date and on behalf of variable contract owners who have not exercised their transfer rights PRIOR to the liquidation date, Symetra Life will take one of two actions: (1) for variable contract owners who have provided transfer instructions on a Transfer Request Form that was received in good order by 4:00 p.m. eastern standard time on the date prior to the liquidation date, Symetra Life will arrange for the transfer of any contract value representing liquidation proceeds to the subaccount(s) selected by the variable contract owner in accordance with his or her prior instructions or (2) for variable contract owners who have not provided transfer instructions prior to the liquidation date, Symetra Life will transfer contract value representing liquidation proceeds to the subaccount investing in shares of the applicable Replacement Fund.

Shortly after the proposed liquidations, Symetra Life will send to those variable contract owners whose contract value was transferred to a subaccount investing in a Replacement Fund, a notice explaining that their contract values have been automatically transferred to the applicable Replacement Fund and requesting that they provide transfer instructions in the event that they do not want to remain invested in that Replacement Fund.

If a variable contract owner does not provide transfer instructions in good order, a liquidation of a Fund will have the effect of transferring contract value to the applicable Replacement Fund.  Therefore, a vote to approve the Plan of Liquidation is a vote in favor of such a transfer for variable contract owners who do not provide transfer instructions.

This Proxy Statement sets forth information about the proposed liquidations that a variable contract owner should know before giving voting instructions to approve or disapprove a proposed liquidation.  Current prospectuses for the funds available as investment options under the variable contracts, including the Replacement Funds, have previously been made available to variable contract owners and summary prospectuses for the Replacement Funds are included with this Proxy Statement.  These prospectuses set forth important information about the other funds that variable contract owners should know before providing transfer instructions relating to the reinvestment of their contract values currently allocated to a Fund.  A statement of additional information related to each of the prospectuses for the funds, including the Replacement Funds, has been filed with the SEC and is available free of charge. Additional copies of the fund,  including the Replacement Funds,  prospectuses as well as copies of the various statements of additional information may be obtained without charge by calling Symetra Life at [1-800-796-3872] or by writing to Symetra Mutual Funds Trust, Attn:  [Secretary], [Address].  Copies of the fund prospectuses and various statements of additional information, including those for the  Replacement Funds, may also be found at http://www.symetra.com.

Board Evaluation and Approval

On November 12, 2013, the Board held a meeting called for the purpose of considering, among other things, the circumstances facing the Funds and the Trust.  As part of its general oversight responsibilities, the Board regularly discussed with the Adviser the Funds’ asset size and various possible measures to attract additional assets to the Funds, including the Adviser’s distribution and marketing initiatives.  Over the course of several meetings, the Board requested and considered information regarding the circumstances facing the Funds, including expense ratios, prospects for growth and current and recent market conditions, and held private meetings with their independent legal counsel to discuss such information.

At the meeting held on November 12, 2013, the Board reviewed and discussed the information, provided by the Adviser in advance of the meeting, regarding the proposed liquidation of the Funds.  In this regard, the Adviser and the Board discussed each Fund’s lack of assets and actual and anticipated costs and expenses as well as the prospect for the Funds to attract assets in the foreseeable future.

The Board reviewed and discussed, among other things, the following information:

1.
Since inception, each Fund has failed to attain asset growth needed to achieve effective investment operations and economies of scale in the view of the Adviser and the Adviser anticipated that the Funds would not attract sufficient assets in the foreseeable future.

2.	The current levels at which the Adviser is and has been subsidizing the Funds through the Fee Waiver and Expense Reimbursement Agreement.

3.
Given that the Adviser informed the Board that it did not intend to renew the Expense Reimbursement and Fee Waiver Agreement, shareholders would have to bear the impact of certain fixed expenses more acutely because of each Fund’s small asset size.

4.
In connection with the proposed liquidations of the Funds, variable contract owners having contract values allocated to the Funds are permitted to make their own decisions regarding reinvestment of such contract values among a variety of alternative investment options offered under their variable contracts through the transfer instruction process.

5.
In the event that a contract owner elected not to provide transfer instructions, Symetra Life has identified a Replacement Fund for each Fund that has, in the view of Symetra Life, a similar investment objective, investment strategy and risk profile.

6.
Symetra Life has informed the Board that the consummation of the liquidations, followed by the transfers of variable contract values to alternative subaccounts of each Separate Account, will not create any federal income tax liability for owners of variable contracts.

7.	All expenses related to the solicitation of owner voting instructions, including the preparation of the Plan and this Proxy Statement, have been or will be paid by the Adviser or its affiliates.

The Board considered how best to further the interests of shareholders and variable contract owners in light of the foregoing information, including consideration of possible alternatives to liquidation, which were determined not to be feasible based on discussions with the Adviser.

After consideration of the above and such other factors and information it considered relevant, the Board has concluded that the Plan is in the best interest of each of the Funds and of its respective shareholders, as well as the variable contract owners indirectly invested therein.  Accordingly, the Board unanimously approved the Plan and voted to recommend to each Fund’s shareholders, and to variable contract owners with contract value allocated to any of the Funds, that they approve the Plan.

The Board of Trustees unanimously recommends that variable contract owners instruct Symetra Life to vote “FOR” the Plan of Liquidation.

GENERAL INFORMATION

Additional Information

Information about the funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to variable contract owners earlier this year, and statements of additional information.  Copies of these materials are available, without charge, upon request.  Copies of the annual reports for the Trust and the other funds available as investment options under the variable contracts are also available upon request.  To request a copy of a prospectus, statement of additional information, or annual report, please call Symetra Life at [1-800-796-3872] or write to Symetra Mutual Funds Trust, Attn:  [Secretary], [Address].  Copies of these documents may also be found at [http://www.symetra.com].

Service Providers

Symetra Investment Management, Inc., 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004, serves as the investment adviser to the Trust.

DoubleLine Capital LP, 333 S. Grand Avenue, 18th Floor, Los Angeles, CA  90071, serves as the sub-adviser to the Symetra DoubleLine Total Return Fund and the Symetra DoubleLine Emerging Markets Income Fund, and is responsible for the day-to-day investment management of those Funds.

Yacktman Asset Management, L.P., 6300 Bridgepoint Parkway, Building 1, Suite 500, Austin, TX 78730, serves as the sub-adviser to the Symetra Yacktman Focus Fund and is responsible for the day-to-day investment management of the Fund.

The Trust’s administrative and accounting agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Trust’s custodian is U.S. Bank National Association, Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212.

The Trust’s principal underwriter is Symetra Securities, Inc., 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004.

Shareholder Proposals

The Trust does not hold annual meetings of shareholders.  Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or variable contract owners.  The timely submission of a proposal does not, however, guarantee its inclusion.

Other Business

Symetra Life and the Trust know of no other matters to be brought before the Meetings, but should any other matter requiring the vote of shareholders arise, Symetra Life will vote in accordance with its best judgment in the interest of the Trust and the relevant Fund.

Inquiries

Variable contract owners may make inquiries by contacting their registered sales representative or by calling Symetra Life at [1-800-796-3872], or writing to them at Symetra Life, [Address].

[This page is intentionally left blank.]

APPENDIX A

PLAN OF LIQUIDATION

SYMETRA MUTUAL FUNDS TRUST

This Plan of Liquidation (the “Plan”) is dated November 14, 2013, by Symetra Mutual Funds Trust (the “Trust”), a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) on behalf of its separately designated series, Symetra DoubleLine Total Return Fund, Symetra DoubleLine Emerging Markets Income Fund, and Symetra Yacktman Focused Fund (each, a “Fund” and, collectively, the “Funds”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Trust and each of the Funds in conformity with the provisions of the Trust’s Amended and Restated Declaration of Trust, the 1940 Act, Delaware law and any other applicable law.  Shares in the Funds are offered exclusively to certain registered separate accounts of Symetra Life Insurance Company (“Symetra Life”) as a funding vehicle for certain variable annuity contracts (“variable contracts”).  Additionally, shares in each Fund are currently held by Symetra Investment Management, Inc., the Trust’s investment adviser (the “Adviser”), directly as a result of shares that were purchased at the inception of each Fund to provide seed money for that Fund.

At its meeting on November 12, 2013, the Board of Trustees of the Trust (the “Board”), after determining that it is in the best interest of the Trust, each Fund, the shareholders of each Fund, and owners of variable contracts indirectly invested in each Fund (“contract owners”), to liquidate and dissolve the Trust and each Fund, adopted this Plan to govern the liquidation and dissolution of the Funds and the Trust.

1.
Liquidation Date.  The liquidation of the Funds shall occur on December [27], 2013, or such other date as established by an officer of the Trust, upon consultation with counsel to the Trust and counsel to the Independent Trustees.  The date of such liquidation is hereinafter called the “Liquidation Date.”

2.
Shareholder Meetings.  The Board will call a meeting of the shareholders of each Fund to be held prior to the Liquidation Date in order to submit to shareholders this Plan for its approval or disapproval.  This Plan will only be effective with respect to each Fund after it is approved by a majority vote of that Fund’s shareholders.

3.	Liquidation of Assets. Prior to the Liquidation Date, all portfolio securities of each Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

4.
Payment of Liabilities and Distribution.  Prior to the Liquidation Date, the officers of the Trust shall make necessary inquiries to determine the claims and obligations of each Fund of the Trust, including contingent, conditional or unmatured claims and obligations.  Such steps may include obtaining from certain service providers representations and certifications regarding, to the best of their knowledge, present and potential obligations.  The officers shall specifically determine whether a reserve may be needed to pay the claims and obligations of any Fund.  Such officers shall pay (or make reasonable provision to pay) from each Fund’s assets the amount of all claims from creditors.  The assets of the Fund remaining after payment of (or making reasonable provision to pay) its liabilities (“Net Assets”) shall be distributed ratably among its shareholders of record on the Liquidation Date.  The distribution will be made on or as soon as practicable after the Liquidation Date and is expected to consist of cash representing all of the Net Assets of each Fund.

5.
Reinvestment of Proceeds.  Immediately following the distribution of liquidation proceeds to shareholders, it is the responsibility of Symetra Life to reinvest the cash proceeds distributed to each of its separate accounts by transferring the proceeds from the subaccounts that hold Fund shares to other subaccounts.  With respect to each variable contract, Symetra Life will transfer contract value from the subaccount(s) that held the Funds shares to alternative subaccounts available under the variable contract pursuant to the contract owner’s prior instructions.  For variable contracts as to which the contract owner has not provided transfer instructions, Symetra Life will transfer contract value to the subaccount that invests in shares of a replacement fund pursuant to the following schedule, selected by Symetra Life:  proceeds from the subaccount that invests in the Symetra DoubleLine Total Return Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO Total Return Portfolio; proceeds from the subaccount that invests in the Symetra DoubleLine Emerging Markets Income Fund will be transferred to the subaccount that invests in institutional class shares of the PIMCO Emerging Markets Bond Portfolio (each of the PIMCO Total Return Portfolio and the PIMCO Emerging Markets Bond Portfolio are series of the PIMCO Variable Insurance Trust, an open-end management investment company registered under the 1940 Act); and proceeds from the subaccount that invests in the Symetra Yacktman Focused Fund will be transferred to the subaccount that invests in Vanguard Variable Insurance Fund Equity Income Portfolio, a series of the Vanguard Variable Insurance Funds, an open-end management investment company registered under the 1940 Act.

6.
Dissolution of the Trust.  Upon completion of the distribution of the remaining proceeds or the remaining assets of each Fund, the Trust shall dissolve and the right, title and interest of all parties shall be canceled and discharged with respect to the Trust.  The Trust shall then engage in no other business except to wind up its operations and completely terminate.

7.
Sales of Shares Before Liquidation Date.  As of November [15], 2013, no new contract owners will be permitted to allocate assets to the Funds.  Provided however, that pending approval of the Plan by shareholders, contract owners who have contract value allocated to a Fund would continue to be able to purchase new shares in that Fund and to reinvest dividends received in that Fund.

8.
Expenses of the Liquidation and Dissolution.  Except for (a) any commissions, transaction costs and other direct expenses of liquidating portfolio investments incurred by the Funds in connection with their dissolution and (b) ordinary operating expenses of the Funds through the Liquidation Date, the expenses relating to the dissolution will be borne by the Adviser or its affiliates.

9.
Miscellaneous.  As soon after the Liquidation Date as is reasonably practicable, the Trust will: (1) prepare and file all federal and other tax returns and reports of the Funds required by law with respect to all periods ending on or before the Liquidation Date; (2) pay all federal and other taxes due on, but not paid by, the Liquidation Date; (3) prepare and file any other required regulatory reports, including, but not limited to, any Form N-SAR Report and Rule 24f-2 notices with respect to the Funds; and (4) take any other steps necessary or proper to effect the termination of each Fund.

2

10.
Authority of Officers.  The officers of the Trust shall be authorized to do or cause to be done all such other acts and things and to make, file, execute and deliver any and all of such documents, including any necessary state or federal filings in the name and on behalf of the Trust, as they, or any one of them, may deem necessary or desirable upon consultation with counsel to the Trust to carry out the intent or purpose of the Plan.

11.
Amendment of the Plan.  The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and termination of each Fund and the distribution of the Net Assets of the Funds to the shareholders in accordance with the purposes to be accomplished by the Plan.

3

APPENDIX B

[Include Transfer Request Form that is to be used for contract owners who want to transfer value on the date of liquidation.]

Name
Address
City, State Zip

Contract #:

VOTE BY MAIL	Read the Proxy Statement Check the appropriate boxes on reverse side of this card Sign and date Voting Instruction Card on the reverse side of this card Return promptly in the enclosed envelope

SYMETRA MUTUAL FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS – December [20], 2013
VOTING INSTRUCTION CARD
SYMETRA LIFE INSURANCE COMPANY (“Symetra Life”)
FUND NAME PRINTS HERE
THESE VOTING INSTRUCTIONS ARE SOLICITED BY SYMETRA LIFE ON BEHALF OF THE BOARD OF TRUSTEES OF SYMETRA MUTUAL FUNDS TRUST FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE ABOVE-REFERENCED FUND, A SERIES OF SYMETRA MUTUAL FUNDS TRUST, TO BE HELD ON DECEMBER [20], 2013.

The undersigned hereby instructs Symetra Life to vote, in the manner so indicated on the reverse side of this card, the shares of the above mentioned Fund, (the “Fund”), a series of Symetra Mutual Funds Trust (the “Trust”), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on December [20], 2013, at, 9:00 a.m. pacific standard time, at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004, and at any adjournment(s) thereof.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares.  By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated November [26], 2013.

On the reverse side of this page please mark, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.

Name
Address
City, State Zip

Contract #:

THE VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW FOR YOUR INSTRUCTIONS TO BE COUNTED.  SYMETRA LIFE WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” THE PROPOSAL.  PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.  VOTING INSTRUCTION CARDS MUST BE RECEIVED BY DECEMBER [19], 2013 TO BE COUNTED.

Please fill in box(es) as shown.  ☒

FUND NAME PRINTS HERE	FOR	AGAINST	ABSTAIN
1. To approve a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund’s shareholders as described in the Proxy Statement.	☐	☐	☐

Dated: , 2013

__________________________________________________________________
(Signature and Title)

Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.